UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period :	December 1, 2016 — November 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Equity Income Fund

Annual report
11 | 30 | 17

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Annual report
11 | 30 | 17

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock values may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

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Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 95% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other equity income funds, with an emphasis on businesses that could enhance capital appreciation potential.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/17. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Walter D. Scully, CPA. Walter has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

Darren, could you tell us about the investing environment for the reporting period?

It was an impressively strong 12-month period for the U.S. stock market. The period began in December 2016, in the aftermath of the U.S. presidential election. Stock performance soared as many investors anticipated a new business-friendly administration in Washington. Major stock market indexes hit record highs and stocks delivered strong returns for the 2016 calendar year.

The market rally continued into the new year as investor sentiment remained positive and widely recognized measures of stock market performance achieved notable milestones. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the bull market for U.S. stocks reached its eighth anniversary in March. The so-called “Trump rally” in the market was the result of investor expectations of a pro-growth agenda from the White House. Much of the optimism centered on the prospect of increased capital spending by businesses, prompted by potentially lower corporate tax rates and the possibility of relief from the roadblocks of regulation across many industries.

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Allocations are shown as a percentage of the fund’s net assets as of 11/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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By the midpoint of the period, the exuberance that greeted the new year had calmed as investors grew more skeptical about progress in Washington. As the distraction of potential scandals intensified in Washington, progress on Trump initiatives came to a standstill. While stocks continued to advance with surprisingly little turbulence, there were signs that investors were becoming increasingly concerned about a scarcity of growth opportunities. By the close of the period, stock market performance remained solid, but many stocks had given back the gains that occurred immediately after the presidential election — those “Trump trade” rallies. However, investor sentiment was boosted once again shortly after the close of the period when a House and Senate conference committee agreed on a final tax reform bill.

How did the fund perform during the reporting period?

I am pleased to report that the fund’s class A shares posted a return of 19.28% for the 12-month period, outperforming the fund’s benchmark, the Russell 1000 Value Index, which returned 14.83%, and the average return of 16.44% for funds in its Lipper peer group. In terms of sectors, the strong performance was broad-based across the fund’s portfolio, with some weakness due to stock selection in the consumer staples sector.

Could you provide some examples of stocks or strategies that helped the fund’s performance?

The top contributor to performance for the period was the fund’s investment in Microsoft, which generated earnings that exceeded analysts’ estimates throughout 2017. One area of strength has been the company’s Microsoft Office 365 franchise, which is now a paid subscription service. Another key contributor to Microsoft’s growth has been its focus on its cloud computing business. Microsoft’s Azure cloud platform is a key competitor in this market, which tends to offer higher profit margins than more traditional businesses, such as hardware. Microsoft has generated significant cash flow, has been paying a relatively high dividend for a technology company, and its stock remains attractively priced, in my view.

My decision to hold a relatively small position in General Electric was also a top contributor to the fund’s performance versus the benchmark. This classic dividend-paying stock has struggled significantly, hitting multiyear lows in 2017. I believed the company was overexposed to some of the weakest segments of the industrials sector, such as power generation. I also anticipated that, due to weaker earnings and cash flows, the company would be unable to support its dividend, which was cut by 50% in November.

The stock of NRG Energy was another performance highlight for the fund. NRG generates electricity from natural gas, coal, and oil. The company’s stock price soared during the period after an activist investor and a private equity firm bought a significant stake in the company and vowed to cut costs and generate greater free cash flow, in part by selling the majority of its poor-performing alternative energy assets. Investors responded positively to NRG’s turnaround prospects and its shift back toward a more conventional energy firm. The stock remained in the portfolio at period-end, but I trimmed the position somewhat to take profits from its significant advance.

Can you discuss some stocks that detracted from fund performance?

Stocks in the struggling energy sector were among the detractors. Oil prices plummeted to six-month lows early in the period, but had recovered and become more stable by

Equity Income Fund 7

period-end. The fund’s limited exposure to the energy sector overall was helpful, but performance was weakened by two companies — Marathon Oil and Anadarko Petroleum — whose profitability was closely tied to the price of oil at the time when prices were declining. These companies have since de-levered their balance sheets, lowered their production, and reduced their capital spending, which I believe will improve their profitability going forward.

Another disappointment for the period was an investment in Edgewell Personal Care, a maker of razors and other consumer products. The stock of this company, which was a spinoff from Energizer in 2015, struggled mainly due to steep competition in the shaving industry from new businesses offering razors at significant discounts. I originally added Edgewell to the portfolio because I believed it was an attractively priced stock of a stable business that may be an attractive acquisition target. By the close of the period, I had sold Edgewell from the portfolio.

The fund recently decreased its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to a decrease in dividend income earned by the portfolio, the fund’s dividend decreased from $0.076 per class A share to $0.062. The fund’s other share classes had similar decreases.

How are market conditions affecting your positioning of the fund’s portfolio?

While I am pleased with the performance of the fund for the period, I am also looking carefully at areas of potential risk among the holdings. I am seeking to reduce positions in stocks that could be vulnerable to corrections simply because they are priced for perfection. By this I mean that they have performed so consistently, and expectations have risen so high, that investors may overreact to the slightest sign of weakness. These types of companies are still fundamentally strong in my view, but I may trim them in favor of stocks that have underperformed and offer what I believe to be more attractive valuations.

As the fund begins a new fiscal year, what is your outlook?

In many ways, it seems like we have had a directionless market, with a hodgepodge of sectors outperforming at various times. One persistent

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Equity Income Fund

theme, however, has been the considerable outperformance of growth stocks over value stocks. While it is not unusual for the styles to diverge, there was a dramatic bifurcation in 2017. As we assess the macroeconomic and earnings environment, I believe there may be more opportunities among value stocks — which are the focus of this fund — in the months ahead.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Equity Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	10.34%	125.77%	8.48%	93.67%	14.13%	28.02%	8.58%	19.28%
After sales charge	10.18	112.79	7.84	82.53	12.79	20.66	6.46	12.43
Class B (9/13/93)
Before CDSC	10.12	112.55	7.83	86.46	13.27	25.16	7.77	18.33
After CDSC	10.12	112.55	7.83	84.46	13.03	22.16	6.90	13.33
Class C (2/1/99)
Before CDSC	9.51	109.40	7.67	86.50	13.28	25.19	7.78	18.40
After CDSC	9.51	109.40	7.67	86.50	13.28	25.19	7.78	17.40
Class M (12/2/94)
Before sales charge	9.70	114.78	7.94	88.85	13.56	26.16	8.05	18.68
After sales charge	9.60	107.26	7.56	82.24	12.75	21.74	6.78	14.53
Class R (1/21/03)
Net asset value	10.06	120.11	8.21	91.18	13.84	27.04	8.30	18.90
Class R5 (7/2/12)
Net asset value	10.48	132.53	8.80	96.79	14.50	29.16	8.90	19.57
Class R6 (7/2/12)
Net asset value	10.50	133.73	8.86	97.76	14.61	29.60	9.03	19.68
Class Y (10/1/98)
Net asset value	10.47	131.55	8.76	96.01	14.41	29.00	8.86	19.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Equity Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 1000 Value Index	—†	93.88%	6.84%	94.01%	14.17%	27.20%	8.35%	14.83%
Lipper Equity Income
Funds category average*	10.81%	94.58	6.80	78.58	12.22	25.11	7.69	16.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/17, there were 538, 470, 367, 235, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,255 and $20,940, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,726. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $22,011, $23,253, $23,373, and 23,155, respectively.

Equity Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.363797		$0.204797	$0.198797	$0.258797		$0.300797	$0.410797	$0.440797	$0.412797
Capital gains
Long-term
gains	$0.211203		$0.211203	$0.211203	$0.211203		$0.211203	$0.211203	$0.211203	$0.211203
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.575000		$0.416000	$0.410000	$0.470000		$0.512000	$0.622000	$0.652000	$0.624000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
11/30/16	$21.09	$22.38	$20.84	$20.83	$20.82	$21.58	$20.93	$21.10	$21.11	$21.10
11/30/17	24.51	26.01	24.19	24.20	24.18	25.06	24.31	24.53	24.53	24.52
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.01%	0.95%	0.31%	0.33%	0.56%	0.54%	0.77%	1.26%	1.35%	1.24%
Current
30-day
SEC yield[2]	N/A	0.96	0.29	0.29	N/A	0.51	0.78	1.27	1.37	1.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Equity Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	10.37%	129.76%	8.67%	93.13%	14.07%	30.49%	9.28%	18.69%
After sales charge	10.21	116.55	8.03	82.02	12.73	22.98	7.14	11.86
Class B (9/13/93)
Before CDSC	10.15	116.43	8.03	86.07	13.22	27.58	8.46	17.81
After CDSC	10.15	116.43	8.03	84.07	12.98	24.58	7.60	12.81
Class C (2/1/99)
Before CDSC	9.54	113.08	7.86	86.04	13.22	27.60	8.46	17.78
After CDSC	9.54	113.08	7.86	86.04	13.22	27.60	8.46	16.78
Class M (12/2/94)
Before sales charge	9.73	118.60	8.13	88.42	13.51	28.55	8.73	18.13
After sales charge	9.63	110.95	7.75	81.82	12.70	24.05	7.45	13.99
Class R (1/21/03)
Net asset value	10.09	124.10	8.40	90.73	13.78	29.49	9.00	18.41
Class R5 (7/2/12)
Net asset value	10.51	136.52	8.99	96.20	14.43	31.62	9.59	18.97
Class R6 (7/2/12)
Net asset value	10.53	137.82	9.05	97.19	14.55	32.08	9.72	19.14
Class Y (10/1/98)
Net asset value	10.50	135.54	8.94	95.49	14.35	31.44	9.54	18.95

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 11/30/16	0.94%*	1.69%*	1.69%*	1.44%*	1.19%*	0.66%	0.56%	0.69%*
Annualized expense ratio
for the six-month period
ended 11/30/17†	0.92%	1.67%	1.67%	1.42%	1.17%	0.66%	0.56%	0.67%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.85	$8.79	$8.79	$7.48	$6.16	$3.48	$2.96	$3.54
Ending value (after expenses)	$1,103.60	$1,099.10	$1,099.30	$1,101.00	$1,101.80	$1,105.10	$1,105.60	$1,105.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.66	$8.44	$8.44	$7.18	$5.92	$3.35	$2.84	$3.40
Ending value (after expenses)	$1,020.46	$1,016.70	$1,016.70	$1,017.95	$1,019.20	$1,021.76	$1,022.26	$1,021.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Equity Income Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Equity Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Equity Income Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

20 Equity Income Fund

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended

Equity Income Fund 21

December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	1st

For the five-year period ended December 31, 2016, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 518, 441 and 317 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services,

22 Equity Income Fund

the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Equity Income Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Equity Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2018

Equity Income Fund 25

The fund’s portfolio 11/30/17

COMMON STOCKS (96.4%)*	Shares	Value
Aerospace and defense (4.6%)
Airbus SE (France)	500,842	$52,035,920
Arconic, Inc.	388,503	9,561,059
Northrop Grumman Corp.	1,114,990	342,747,926
Raytheon Co.	846,200	161,751,130
		566,096,035
Airlines (0.9%)
Southwest Airlines Co.	1,866,400	113,234,488
		113,234,488
Auto components (1.0%)
Delphi Automotive PLC (United Kingdom)	1,174,800	122,966,316
		122,966,316
Automobiles (0.5%)
General Motors Co.	1,440,800	62,084,072
		62,084,072
Banks (13.1%)
Bank of America Corp.	14,066,094	396,241,868
Citigroup, Inc.	5,306,603	400,648,527
JPMorgan Chase & Co.	4,477,846	468,024,464
KeyCorp	4,052,900	76,924,042
Regions Financial Corp.	7,971,300	132,243,867
Wells Fargo & Co.	2,562,040	144,678,399
		1,618,761,167
Beverages (2.3%)
Dr. Pepper Snapple Group, Inc.	1,110,800	100,183,052
Molson Coors Brewing Co. Class B	603,100	47,102,110
PepsiCo, Inc.	1,132,300	131,935,596
		279,220,758
Biotechnology (2.3%)
Amgen, Inc.	810,300	142,337,298
Gilead Sciences, Inc.	1,918,500	143,465,430
		285,802,728
Building products (1.1%)
Johnson Controls International PLC	3,458,941	130,194,539
		130,194,539
Capital markets (4.8%)
Charles Schwab Corp. (The)	4,043,000	197,257,970
Goldman Sachs Group, Inc. (The)	465,293	115,225,159
Invesco, Ltd.	1,376,000	49,769,920
KKR & Co. LP	4,799,696	95,609,944
State Street Corp.	1,403,380	133,812,283
		591,675,276
Chemicals (3.1%)
Air Products & Chemicals, Inc.	545,300	88,905,712
CF Industries Holdings, Inc.	1,911,400	71,620,158
DowDuPont, Inc.	2,996,649	215,638,862
		376,164,732

26 Equity Income Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Germany) † ∆∆ F	39	$35
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Germany) † ∆∆ F	16	14
		49
Communications equipment (1.0%)
Cisco Systems, Inc.	3,170,907	118,274,831
		118,274,831
Consumer finance (0.7%)
Capital One Financial Corp.	933,500	85,882,000
Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056) (Private) † ∆∆ F	975,809	2,355,905
		88,237,905
Containers and packaging (1.3%)
Ball Corp.	1,922,200	76,715,002
Sealed Air Corp.	1,790,000	86,009,500
		162,724,502
Diversified telecommunication services (2.0%)
AT&T, Inc.	5,117,400	186,171,012
Verizon Communications, Inc.	1,302,570	66,287,787
		252,458,799
Electric utilities (3.0%)
American Electric Power Co., Inc.	1,029,200	79,896,796
Edison International	1,039,400	84,472,038
Exelon Corp.	2,660,700	110,977,797
NextEra Energy, Inc.	356,100	56,278,044
PG&E Corp.	700,454	37,992,625
		369,617,300
Energy equipment and services (0.7%)
Halliburton Co.	1,981,600	82,791,248
		82,791,248
Equity real estate investment trusts (REITs) (2.7%)
American Tower Corp.	820,300	118,065,779
Boston Properties, Inc.	702,900	88,129,602
Federal Realty Investment Trust S	466,700	61,702,407
Gaming and Leisure Properties, Inc.	1,751,546	63,616,151
		331,513,939
Food and staples retail (1.2%)
Kroger Co. (The)	3,637,500	94,065,750
Walgreens Boots Alliance, Inc.	824,600	59,997,896
		154,063,646
Food products (0.8%)
Kraft Heinz Co. (The)	1,198,300	97,505,671
		97,505,671
Health-care equipment and supplies (2.4%)
Becton Dickinson and Co.	892,795	203,744,747
Danaher Corp.	1,008,000	95,114,880
		298,859,627
Health-care providers and services (1.6%)
Cigna Corp.	907,100	192,060,283
		192,060,283

Equity Income Fund 27

COMMON STOCKS (96.4%)* cont.	Shares	Value
Hotels, restaurants, and leisure (0.8%)
Hilton Worldwide Holdings, Inc.	1,343,099	$104,170,758
		104,170,758
Household durables (0.6%)
FabFurnish GmbH (acquisition dates ranging from 8/2/13 to 8/31/16, cost
$52) (Private) (Germany) † ∆∆ F	78	70
PulteGroup, Inc.	2,106,300	71,888,019
		71,888,089
Household products (1.2%)
Colgate-Palmolive Co.	332,100	24,060,645
Kimberly-Clark Corp.	991,977	118,799,166
		142,859,811
Independent power and renewable electricity producers (1.3%)
Calpine Corp. †	5,093,582	76,505,602
NRG Energy, Inc.	3,228,403	89,265,343
		165,770,945
Industrial conglomerates (1.1%)
General Electric Co.	2,854,220	52,203,684
Honeywell International, Inc.	563,600	87,899,056
		140,102,740
Insurance (3.7%)
American International Group, Inc.	2,327,478	139,555,581
Assured Guaranty, Ltd.	3,103,580	112,690,990
Chubb, Ltd.	666,700	101,411,737
Hartford Financial Services Group, Inc. (The)	1,885,900	108,326,096
		461,984,404
Internet and direct marketing retail (—%)
Global Fashion Holding SA (acquired 8/2/13, cost $2,567,154) (Private)
(Luxembourg) † ∆∆ F	60,600	579,953
		579,953
Internet software and services (0.9%)
Alphabet, Inc. Class C †	105,396	107,652,528
		107,652,528
IT Services (2.0%)
DXC Technology Co.	1,535,500	147,622,970
Fidelity National Information Services, Inc.	1,051,300	99,169,129
		246,792,099
Life sciences tools and services (0.7%)
Agilent Technologies, Inc.	1,242,200	86,009,928
		86,009,928
Machinery (0.4%)
Fortive Corp.	696,550	51,997,458
		51,997,458
Media (2.4%)
Charter Communications, Inc. Class A †	343,759	112,137,623
Comcast Corp. Class A	4,076,000	153,013,040
DISH Network Corp. Class A †	599,600	30,369,740
		295,520,403
Metals and mining (1.3%)
Alcoa Corp. †	3,728,900	154,786,639
		154,786,639

28 Equity Income Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,132,105	$41,056,840
		41,056,840
Oil, gas, and consumable fuels (9.7%)
Anadarko Petroleum Corp.	1,758,382	84,560,590
Cheniere Energy, Inc. †	1,168,500	56,461,920
ConocoPhillips	3,405,400	173,266,752
EOG Resources, Inc.	1,050,800	107,517,856
Exxon Mobil Corp.	2,801,592	233,344,598
Kinder Morgan, Inc.	1,760,700	30,336,861
Marathon Oil Corp.	10,823,280	160,617,475
Pioneer Natural Resources Co.	225,700	35,218,228
Suncor Energy, Inc. (Canada)	1,962,898	68,084,863
Total SA (France)	2,021,978	114,087,635
Valero Energy Corp.	1,630,800	139,629,096
		1,203,125,874
Personal products (0.4%)
Coty, Inc. Class A	2,626,521	45,254,957
		45,254,957
Pharmaceuticals (5.8%)
AstraZeneca PLC ADR (United Kingdom) S	3,621,800	119,048,566
Eli Lilly & Co.	1,301,600	110,167,424
Johnson & Johnson	1,871,070	260,696,183
Merck & Co., Inc.	2,389,091	132,045,060
Pfizer, Inc.	2,751,320	99,762,863
		721,720,096
Road and rail (1.1%)
Union Pacific Corp.	1,029,800	130,269,700
		130,269,700
Semiconductors and semiconductor equipment (3.7%)
Applied Materials, Inc.	1,474,000	77,782,980
Broadcom, Ltd.	231,500	64,343,110
Intel Corp.	2,032,200	91,123,848
NXP Semiconductor NV †	718,400	81,459,376
Texas Instruments, Inc.	1,445,100	140,593,779
		455,303,093
Software (3.0%)
Microsoft Corp.	4,328,500	364,329,845
		364,329,845
Specialty retail (1.6%)
Home Depot, Inc. (The)	500,300	89,963,946
O’Reilly Automotive, Inc. † S	471,800	111,443,878
		201,407,824
Technology hardware, storage, and peripherals (1.9%)
Apple, Inc.	1,330,700	228,680,795
		228,680,795
Thrifts and mortgage finance (0.9%)
Radian Group, Inc.	5,334,040	109,294,480
		109,294,480

Equity Income Fund 29

COMMON STOCKS (96.4%)* cont.	Shares	Value
Wireless telecommunication services (0.5%)
Vodafone Group PLC ADR (United Kingdom) S	2,152,332	$66,248,775
		66,248,775
Total common stocks (cost $8,436,193,465)		$11,891,115,945

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
American Tower Corp. $5.50 cv. pfd. R	125,877	$15,899,839
Global Fashion Group SA zero % cv. pfd. (acquisition dates ranging from
7/11/16 to 9/14/17, cost $309,306) (Luxembourg) (Private) † ∆∆ F	47,052	459,302
Mandatory Exchangeable Trust 144A $5.75 cv. pfd.	304,344	60,792,714
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$7,592) (Private) † ∆∆ F	2,664	6,432
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$145,237) (Private) † ∆∆ F	46,107	123,034
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$341,111) (Private) † ∆∆ F	67,016	288,965
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$494,779) (Private) † ∆∆ F	97,206	419,140
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$277,459) (Private) † ∆∆ F	50,539	235,043
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$837,565) (Private) † ∆∆ F	109,058	709,524
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,349,227) (Private) † ∆∆ F	824,290	1,990,092
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,970,584) (Private) † ∆∆ F	1,042,310	2,516,459
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$9,110,862) (Private) † ∆∆ F	3,199,825	7,717,978
Total convertible preferred stocks (cost $59,865,822)		$91,158,522

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
3.00%, 3/1/43 [i]	$196,436	$198,222
		198,222
Total U.S. government and agency mortgage obligations (cost $198,222)		$198,222

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.125%, 8/31/20 [i]	$279,000	$282,289
Total U.S. treasury obligations (cost $282,289)		$282,289

Principal amount/
SHORT-TERM INVESTMENTS (3.9%)*	shares	Value
Interest in $229,000,000 joint tri-party repurchase agreement dated 11/30/17 with RBC Capital Markets, LLC due 12/1/17 —
maturity value of $50,001,444 for an effective yield of 1.040%
(collateralized by various mortgage backed securities with
coupon rates ranging from 1.452% to 6.000% and due dates
ranging from 5/1/19 to 12/1/47, valued at $233,586,748)	$50,000,000	$50,000,000

30 Equity Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (3.9%)* cont.		shares	Value
Interest in $300,000,000 joint tri-party repurchase agreement dated 11/30/17 with HSBC Bank USA, National Association due
12/1/17 — maturity value of $56,738,623 for an effective yield of 1.030% (collateralized by various mortgage backed securities with coupon rates ranging from 4.000% to 4.500% and due dates
ranging from 8/20/45 to 6/20/47, valued at $306,004,013)		$56,737,000	$56,737,000
Putnam Short Term Investment Fund 1.23% L	Shares	229,632,742	229,632,742
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	113,336,650	113,336,650
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.99% P	Shares	759,000	759,000
U.S. Treasury Bills 1.092%, 2/8/18 ∆		$7,790,000	7,772,363
U.S. Treasury Bills 1.064%, 2/1/18		6,748,000	6,734,839
U.S. Treasury Bills 1.081%, 2/15/18 ∆		5,071,000	5,058,254
U.S. Treasury Bills 1.054%, 1/18/18		3,523,000	3,517,751
U.S. Treasury Bills 1.048%, 12/7/17		1,451,000	1,450,767
Total short-term investments (cost $475,003,768)			$474,999,366

TOTAL INVESTMENTS
Total investments (cost $8,971,543,566)			$12,457,754,344

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $12,332,576,743.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,401,946, or 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,734,284 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

Equity Income Fund 31

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $9,498,312 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $475,706,145)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/20/17	$49,234,941	$49,278,677	$43,736
Barclays Bank PLC
	British Pound	Sell	12/20/17	136,217,178	131,048,898	(5,168,280)
Citibank, N.A.
	Canadian Dollar	Sell	1/17/18	29,335,050	30,296,277	961,227
Goldman Sachs International
	British Pound	Sell	12/20/17	136,217,449	131,156,060	(5,061,389)
	Canadian Dollar	Sell	1/17/18	29,335,128	30,296,551	961,423
	Euro	Sell	12/20/17	54,061,921	54,263,125	201,204
State Street Bank and Trust Co.
	Euro	Sell	12/20/17	49,234,702	49,366,557	131,855
Unrealized appreciation						2,299,445
Unrealized depreciation						(10,229,669)
Total						$(7,930,224)

* The exchange currency for all contracts listed is the United States Dollar.

32 Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$858,037,392	$—	$580,023
Consumer staples	718,904,843	—	—
Energy	1,285,917,122	—	—
Financials	2,908,654,167	—	2,355,905
Health care	1,584,452,662	—	—
Industrials	1,131,894,960	—	49
Information technology	1,521,033,191	—	—
Materials	693,675,873	—	—
Real estate	331,513,939	—	—
Telecommunication services	318,707,574	—	—
Utilities	535,388,245	—	—
Total common stocks	11,888,179,968	—	2,935,977

Convertible preferred stocks	—	76,692,553	14,465,969
U.S. government and agency mortgage obligations	—	198,222	—
U.S. treasury obligations	—	282,289	—
Short-term investments	230,391,742	244,607,624	—
Totals by level	$12,118,571,710	$321,780,688	$17,401,946

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(7,930,224)	$—
Totals by level	$—	$(7,930,224)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 33

Statement of assets and liabilities 11/30/17

ASSETS
Investment in securities, at value, including $109,631,533 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $8,628,574,174)	$12,114,784,952
Affiliated issuers (identified cost $342,969,392) (Notes 1 and 5)	342,969,392
Cash	4,152
Dividends, interest and other receivables	30,328,551
Receivable for shares of the fund sold	7,685,710
Receivable for investments sold	18,570,791
Unrealized appreciation on forward currency contracts (Note 1)	2,299,445
Prepaid assets	79,530
Total assets	12,516,722,523

LIABILITIES
Payable to custodian	74
Payable for investments purchased	23,377,084
Payable for shares of the fund repurchased	18,946,742
Payable for compensation of Manager (Note 2)	4,715,795
Payable for custodian fees (Note 2)	43,934
Payable for investor servicing fees (Note 2)	3,006,190
Payable for Trustee compensation and expenses (Note 2)	3,733,033
Payable for administrative services (Note 2)	46,941
Payable for distribution fees (Note 2)	4,109,581
Unrealized depreciation on forward currency contracts (Note 1)	10,229,669
Collateral on securities loaned, at value (Note 1)	113,336,650
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,239,511
Other accrued expenses	1,360,576
Total liabilities	184,145,780

Net assets	$12,332,576,743

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,670,621,203
Undistributed net investment income (Note 1)	7,492,730
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	176,183,641
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,478,279,169
Total — Representing net assets applicable to capital shares outstanding	$12,332,576,743

(Continued on next page)

34 Equity Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($8,466,321,277 divided by 345,443,525 shares)	$24.51
Offering price per class A share (100/94.25 of $24.51)*	$26.01
Net asset value and offering price per class B share ($158,051,678 divided by 6,532,921 shares)**	$24.19
Net asset value and offering price per class C share ($440,476,500 divided by 18,202,921 shares)**	$24.20
Net asset value and redemption price per class M share
($85,634,594 divided by 3,542,012 shares)	$24.18
Offering price per class M share (100/96.50 of $24.18)*	$25.06
Net asset value, offering price and redemption price per class R share
($113,503,732 divided by 4,668,067 shares)	$24.31
Net asset value, offering price and redemption price per class R5 share
($67,389,206 divided by 2,746,994 shares)	$24.53
Net asset value, offering price and redemption price per class R6 share
($965,235,103 divided by 39,348,136 shares)	$24.53
Net asset value, offering price and redemption price per class Y share
($2,035,964,653 divided by 83,021,891 shares)	$24.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 35

Statement of operations Year ended 11/30/17

INVESTMENT INCOME
Dividends (net of foreign tax of $773,616)	$206,374,828
Interest (including interest income of $1,821,145 from investments in affiliated issuers) (Note 5)	2,802,778
Securities lending (net of expenses) (Notes 1 and 5)	380,155
Total investment income	209,557,761

EXPENSES
Compensation of Manager (Note 2)	44,412,791
Investor servicing fees (Note 2)	14,605,746
Custodian fees (Note 2)	70,250
Trustee compensation and expenses (Note 2)	491,611
Distribution fees (Note 2)	21,506,266
Administrative services (Note 2)	269,901
Other	2,569,643
Total expenses	83,926,208
Expense reduction (Note 2)	(124,450)
Net expenses	83,801,758

Net investment income	125,756,003

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	233,147,945
Net realized loss on forward currency contracts (Note 1)	(27,874,718)
Net realized loss on foreign currency transactions (Note 1)	(6,663)
Net realized gain on futures contracts (Note 1)	1,469,497
Net unrealized appreciation of securities in unaffiliated issuers during the year	1,372,824,523
Net unrealized depreciation of forward currency contracts during the year	(7,930,224)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,385)
Net gain on investments	1,571,628,975

Net increase in net assets resulting from operations	$1,697,384,978

The accompanying notes are an integral part of these financial statements.

36 Equity Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/17	Year ended 11/30/16
Operations
Net investment income	$125,756,003	$102,282,300
Net realized gain on investments
and foreign currency transactions	206,736,061	80,693,300
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,364,892,914	293,696,496
Net increase in net assets resulting from operations	1,697,384,978	476,672,096
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(79,520,617)	(49,461,850)
Class B	(1,110,690)	(777,058)
Class C	(3,485,021)	(2,785,311)
Class M	(702,239)	(501,869)
Class R	(1,582,591)	(1,491,464)
Class R5	(1,322,585)	(1,994,204)
Class R6	(15,426,359)	(9,423,431)
Class Y	(32,158,870)	(26,835,461)
From net realized long-term gain on investments
Class A	(32,887,393)	(140,419,712)
Class B	(1,057,904)	(4,245,076)
Class C	(3,738,963)	(14,748,859)
Class M	(506,606)	(2,102,978)
Class R	(1,165,537)	(4,853,992)
Class R5	(1,199,689)	(4,309,114)
Class R6	(6,256,987)	(15,791,253)
Class Y	(15,547,215)	(64,708,918)
Increase in capital from settlement payments	1,963,825	—
Increase (decrease) from capital share transactions (Note 4)	4,587,671,282	(43,591,453)
Total increase in net assets	6,089,350,819	88,630,093

NET ASSETS
Beginning of year	6,243,225,924	6,154,595,831
End of year (including undistributed net investment
income of $7,492,730 and $48,865,431, respectively)	$12,332,576,743	$6,243,225,924

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
November 30, 2017	$21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	$24.51	19.28	$8,466,321	.92[g]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[f]	1.66[f]	15
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	22.76	14.99	3,590,810.98		1.37	29
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	21.60	31.56	3,359,801	1.02	1.72	34
Class B
November 30, 2017	$20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	$24.19	18.33	$158,052	1.67[g]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[f]	.92[f]	15
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	22.51	14.09	113,515	1.73	.62	29
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	21.39	30.58	109,988	1.77	.97	34
Class C
November 30, 2017	$20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	$24.20	18.40	$440,477	1.67[g]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[f]	.91[f]	15
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	22.52	14.12	306,308	1.73	.63	29
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	21.40	30.54	221,226	1.77	.96	34
Class M
November 30, 2017	$20.82	.18	3.65	3.83	(.26)	(.21)	(.47)	—[d,e]	$24.18	18.68	$85,635	1.42[g]	.81	11
November 30, 2016	20.43	.23	1.21	1.44	(.20)	(.85)	(1.05)	—	20.82	7.52	50,339	1.47[f]	1.17[f]	15
November 30, 2015	22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	—	20.43	(1.13)	51,230	1.46	1.01	22
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	22.50	14.39	49,775	1.48	.87	29
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	21.38	30.86	43,327	1.52	1.22	34
Class R
November 30, 2017	$20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	$24.31	18.90	$113,504	1.17[g]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[f]	1.41[f]	15
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	22.60	14.66	118,917	1.23	1.12	29
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	21.47	31.24	99,722	1.27	1.48	34
Class R5
November 30, 2017	$21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	$24.53	19.57	$67,389	.66[g]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[f]	1.97[f]	15
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	22.77	15.30	42,934.66		1.80	29
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	21.63	32.14	14.66		2.08	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Equity Income Fund	Equity Income Fund 39

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
November 30, 2017	$21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	$24.53	19.68	$965,235	.56[g]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[f]	2.07[f]	15
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	22.77	15.42	311,320.56		1.80	29
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	21.62	32.22	155,644.56		2.03	34
Class Y
November 30, 2017	$21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	$24.52	19.54	$2,035,965	.67[g]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[f]	1.92[f]	15
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	22.76	15.22	1,531,387.73		1.63	29
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	21.61	31.87	1,178,298.77		1.98	34

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

g Includes one time merger costs of 0.01%.

The accompanying notes are an integral part of these financial statements.

40 Equity Income Fund	Equity Income Fund 41

Notes to financial statements 11/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through November 30, 2017.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

42 Equity Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Equity Income Fund 43

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $108,873,972, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

44 Equity Income Fund

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,067,042 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,734,284 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $113,336,650 and the value of securities loaned amounted to $109,631,533.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Equity Income Fund 45

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from a redesignation of taxable distribution and from activity related to the merger as disclosed in Note 7. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $27,612,714 to decrease undistributed net investment income, $11,778,386 to decrease paid-in capital and $39,391,100 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,770,912,285
Unrealized depreciation	(312,761,160)
Net unrealized appreciation	3,458,151,125
Undistributed long-term gain	204,243,292
Cost for federal income tax purposes	$8,991,672,995

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.472% of the fund’s average net assets.

46 Equity Income Fund

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,886,359	Class R5	121,016
Class B	227,513	Class R6	404,639
Class C	681,437	Class Y	2,976,359
Class M	114,048	Total	$14,605,746
Class R	194,375

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10,377 under the expense offset arrangements and by $114,073 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8,708, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Equity Income Fund 47

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$15,002,573
Class B	1.00%	1.00%	1,360,974
Class C	1.00%	1.00%	4,054,115
Class M	1.00%	0.75%	512,607
Class R	1.00%	0.50%	575,997
Total			$21,506,266

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $513,225 and $6,404 from the sale of class A and class M shares, respectively, and received $51,759 and $5,621 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $264 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,008,720,572	$1,726,407,502
U.S. government securities (Long-term)	—	—
Total	$1,008,720,572	$1,726,407,502

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

48 Equity Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	15,025,814	$339,189,021	17,270,086	$337,119,488
Shares issued in connection with
reinvestment of distributions	4,716,747	104,552,288	9,104,630	176,606,677
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	215,631,007	4,785,498,934	—	—
	235,373,568	5,229,240,243	26,374,716	513,726,165
Shares repurchased	(47,151,068)	(1,065,968,643)	(36,146,667)	(710,069,995)
Net increase (decrease)	188,222,500	$4,163,271,600	(9,771,951)	$(196,343,830)

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	397,351	$8,702,512	968,743	$18,806,249
Shares issued in connection with
reinvestment of distributions	91,711	1,982,197	242,658	4,653,188
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	2,612,367	57,264,384	—	—
	3,101,429	67,949,093	1,211,401	23,459,437
Shares repurchased	(1,620,638)	(36,202,800)	(1,192,495)	(23,038,277)
Net increase	1,480,791	$31,746,293	18,906	$421,160

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	2,761,735	$61,286,473	4,351,390	$84,306,300
Shares issued in connection with
reinvestment of distributions	290,411	6,264,136	764,223	14,654,338
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	2,379,679	52,160,414	—	—
	5,431,825	119,711,023	5,115,613	98,960,638
Shares repurchased	(5,012,843)	(111,387,988)	(4,724,246)	(91,546,994)
Net increase	418,982	$8,323,035	391,367	$7,413,644

Equity Income Fund 49

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	319,110	$7,068,589	252,468	$4,906,479
Shares issued in connection with
reinvestment of distributions	55,159	1,195,332	134,657	2,579,789
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	1,293,542	28,331,034	—	—
	1,667,811	36,594,955	387,125	7,486,268
Shares repurchased	(543,479)	(12,041,708)	(476,860)	(9,230,483)
Net increase (decrease)	1,124,332	$24,553,247	(89,735)	$(1,744,215)

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	796,856	$17,710,562	1,397,914	$27,071,959
Shares issued in connection with
reinvestment of distributions	113,127	2,457,922	297,928	5,735,890
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	65,033	1,431,596	—	—
	975,016	21,600,080	1,695,842	32,807,849
Shares repurchased	(1,986,675)	(44,141,612)	(1,710,413)	(33,433,513)
Net decrease	(1,011,659)	$(22,541,532)	(14,571)	$(625,664)

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,714,452	$38,368,119	1,415,637	$27,755,530
Shares issued in connection with
reinvestment of distributions	115,624	2,522,274	324,721	6,303,318
	1,830,076	40,890,393	1,740,358	34,058,848
Shares repurchased	(4,793,549)	(106,083,155)	(1,174,132)	(23,274,311)
Net increase (decrease)	(2,963,473)	$(65,192,762)	566,226	$10,784,537

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	14,342,032	$321,835,177	14,228,673	$275,504,264
Shares issued in connection with
reinvestment of distributions	982,331	21,683,345	1,297,729	25,214,295
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	966,082	21,449,347	—	—
	16,290,445	364,967,869	15,526,402	300,718,559
Shares repurchased	(6,156,789)	(139,386,309)	(4,995,179)	(98,416,834)
Net increase	10,133,656	$225,581,560	10,531,223	$202,301,725

50 Equity Income Fund

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	29,293,914	$660,159,939	25,542,024	$499,333,721
Shares issued in connection with
reinvestment of distributions	1,972,848	43,416,855	4,393,985	85,245,582
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	4,045,116	89,784,580	—	—
	35,311,878	793,361,374	29,936,009	584,579,303
Shares repurchased	(25,492,335)	(571,431,533)	(33,119,563)	(650,378,113)
Net increase (decrease)	9,819,543	$221,929,841	(3,183,554)	$(65,798,810)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/16	cost	proceeds	income	of 11/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$54,910,525	$1,112,950,118	$1,054,523,993	$1,293,931	$113,336,650
Putnam Short Term
Investment Fund**	261,811,109	806,249,156	838,427,523	1,821,145	229,632,742
Total Short-term
investments	$316,721,634	$1,919,199,274	$1,892,951,516	$3,115,076	$342,969,392

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Acquisition of The Putnam Fund for Growth and Income

On May 15, 2017, the fund issued 215,631,007, 2,612,367, 2,379,679, 1,293,542, 65,033, 966,082 and 4,045,116 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 209,266,559, 2,553,227, 2,293,366, 1,250,266, 62,944, 934,950 and 3,917,398 class A, class B, class C, class M, class R, class R6 and class Y shares of The Putnam Fund for Growth and Income to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of The Putnam Fund for Growth and Income, with a fair value of $5,073,388,317 and an identified cost of $4,295,161,030 at May 12, 2017, was the principal asset acquired by the fund. The net assets of the fund and The Putnam Fund for Growth and Income on May 12, 2017, were $6,451,522,149 and $5,035,920,289, respectively. On May 12, 2017, The

Equity Income Fund 51

Putnam Fund for Growth and Income had distributions in excess of net investment income of $4,207,018, accumulated net realized loss of $36,331,563 and unrealized appreciation of $778,227,287. The aggregate net assets of the fund immediately following the acquisition were $11,487,442,438.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Equity Income Fund.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$152,662,703
Net gain on investments	$1,929,052,372
Net Increase in net assets resulting from operations	$2,081,715,075

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of The Putnam Fund for Growth and Income that have been included in the fund’s Statement of operations for the current fiscal period.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$388,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,299,445	Payables	$10,229,669
Total		$2,299,445		$10,229,669

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(27,874,718)	$(27,874,718)
Equity contracts	1,469,497	—	$1,469,497
Total	$1,469,497	$(27,874,718)	$(26,405,221)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts		Total
Foreign exchange contracts	$(7,930,224)		$(7,930,224)
Total	$(7,930,224)		$(7,930,224)

52 Equity Income Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	RBC Capital Markets, LLC	State Street Bank and Trust Co.	Total
Assets:
Forward
currency	$ 43,736	$ —	$ 961,227	$ 1,162,627	$ —	$ —	$ 131,855	$ 2,299,445
contracts#
Repurchase	—	—	—	—	56,737,000	50,000,000	—	106,737,000
agreements**
Total Assets	$43,736	$—	$961,227	$1,162,627	$56,737,000	$50,000,000	$131,855	$109,036,445
Liabilities:
Forward
currency	—	5,168,280	—	5,061,389	—	—	—	10,229,669
contracts#
Total	$—	$5,168,280	$—	$5,061,389	$—	$—	$—	$10,229,669
Liabilities
Total Financial
and Derivative	$43,736	$(5,168,280)	$961,227	$(3,898,762)	$56,737,000	$50,000,000	$131,855	$98,806,776
Net Assets
Total collateral
received	$43,736	$(4,059,259)	$759,000	$(2,675,025)	$56,737,000	$50,000,000	$131,855
(pledged)†##
Net amount	$—	$(1,109,021)	$202,227	$(1,223,737)	$—	$—	$—
Controlled
collateral
received	$198,222	$—	$759,000	$—	$—	$—	$282,289	$1,239,511
(including TBA
commitments)**
Uncontrolled
collateral	$—	$—	$—	$—	$57,872,499	$51,001,473	$—	$108,873,972
received
Collateral
(pledged)
(including TBA	$—	$(4,059,259)	$—	$(2,675,025)	$—	$—	$—	$(6,734,284)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Equity Income Fund 53

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $234,907,368 as a capital gain dividend with respect to the taxable year ended November 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,400,923 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

54 Equity Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Equity Income Fund 55

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 Equity Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Equity Income Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

58 Equity Income Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

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60 Equity Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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AN020 309147 1/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2017	$60,959	$11,750**	$4,675	$ —
November 30, 2016	$50,072	$ —	$4,550	$ —

**	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended November 30, 2017 and November 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,675 and $4,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2017	$ —	$ —	$ —	$ —

November 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 25, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 25, 2018